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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2002



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)






            Delaware                                 1-13461                            76-0506313
 (State or other jurisdiction of             (Commission File Number)                (I.R.S. Employer
 incorporation or organization)                                                     Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 9.  REGULATION FD DISCLOSURE

         On November 12, 2002, Group 1 Automotive, Inc. filed a Form 10-Q for the quarter ended September 30, 2002. Pursuant to Section 906 of the Sarbanes Oxley Act, the chief executive officer and the chief financial officer executed certifications certifying to the accuracy of the financial information contained therein. The certifications are set forth below:



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                           OF GROUP 1 AUTOMOTIVE, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


         I, B.B. Hollingsworth, Jr., Chief Executive Officer of Group 1 Automotive, Inc. (the "Company"), hereby certify, to the best of my knowledge, that the accompanying report on Form 10-Q for the quarterly period ending September 30, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify, to the best of my knowledge, that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ B.B. Hollingsworth, Jr.
                                                     ---------------------------
                                                     B.B. Hollingsworth, Jr.
                                                     November 12, 2002



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                           OF GROUP 1 AUTOMOTIVE, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


         I, Scott L. Thompson, Chief Financial Officer of Group 1 Automotive, Inc. (the "Company"), hereby certify, to the best of my knowledge, that the accompanying report on Form 10-Q for the quarterly period ending September 30, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify, to the best of my knowledge, that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Scott L. Thompson
                                                     ---------------------------
                                                     Scott L. Thompson
                                                     November 12, 2002


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         In accordance with General Instruction B.2. of Form 8-K, the information contained in such certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Group 1 Automotive, Inc.


November 12, 2002                          By: /s/ Scott L. Thompson
------------------------                      ----------------------------------
    Date                                      Scott L. Thompson, Executive Vice
                                              President, Chief Financial Officer
                                              and Treasurer